Exhibit 99.2

Superior proposal to acquire Orko Silver

February 13, 2013

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Cautionary Statement

This presentation contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including expectations regarding the enterprise value of Orko Silver Corp. (“Orko”), the value of Coeur d’Alene Mines Corporation (“Coeur”) shares and Orko shares, the consideration to be issued pursuant to the proposal, the ability of Coeur and Orko to consummate the transaction on the terms and in the manner contemplated thereby, and Coeur’s estimated production data, expected operating schedules, results of operations, mineral reserves and resources, expected capital costs and other expected operating data, share purchases and permit and other regulatory approvals. Such forward-looking statements are identified by the use of words such as “believes,” “intends,” “expects,” “hopes,” “may,” “should,” “will,” “plan,” “projected,” “contemplates,” “anticipates” or similar words. Actual results, performance, achievements, production, operating schedules, results of operations, mineral reserves and resources, capital costs and permit and regulatory approvals could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include: (i) the risk factors set forth in Coeur’s reports on Form 10-K and Form 10-Q; (ii) the risk that permits necessary for the planned Rochester expansion may not be obtained, (iii) risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions); (iv) changes in the market prices of gold and silver; (v) uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims; (vi) any future labor disputes or work stoppages; (vii) uncertainties inherent in the estimation of gold and silver ore reserves; (vii) changes that could result from Coeur’s future acquisition of new mining properties or businesses; (ix) reliance on third parties to operate certain mines where Coeur owns silver production and reserves; (x) the loss of any third-party smelter to which Coeur markets silver and gold; (xi) effects of environmental and other governmental regulations; (xii) risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; (xiii) the worldwide economic downturn and difficult conditions in the global capital and credit markets; and (xiv) Coeur’s possible inability to raise additional financing necessary to conduct its business, make payments or refinance its debt. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Current resource estimates include disputed and undisputed claims at Rochester. While Coeur believes it holds a superior position in the ongoing claim dispute, Coeur believes an adverse legal outcome would cause it to modify resource estimates.

Donald J. Birak, Coeur’s Senior Vice President of Exploration and a qualified person under Canadian National Instrument 43-101, supervised the preparation of the scientific and technical information contained in this presentation. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see the Technical Reports for each of Coeur’s properties, and the technical report for Orko’s La Preciosa property, as filed on SEDAR at www.sedar.com, the mineral resources estimates for the La Preciosa Property contained in this presentation are derived from the La Preciosa technical report. Donald J. Birak did not have access to, and did not verify, the data underlying the technical information respecting the La Preciosa property contained in this presentation.

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Cautionary Statement (Cont’d)

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as “measured,” “indicated,” “inferred”, and “resources” that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q which may be obtained from us, or from the SEC’s website at http://www.sec.gov.

This document relates to Coeur d’Alene Mines Corporation’s (“Coeur”) proposed acquisition (the “Transaction”) of Orko Silver Corp. Shares of Coeur’s common stock (the “Coeur Shares”) issuable upon (i) the exercise of warrants (the “Warrants”) to acquire Coeur Shares to be issued by Coeur in connection with the proposed Transaction and (ii) the exchange of exchangeable securities (the “Exchangeable Shares”) to be issued by a subsidiary of Coeur in connection with the proposed Transaction which may be registered pursuant to a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) or issued pursuant to an available exemption. This document is not a substitute for any registration statement or any other document that Coeur may file with the SEC or send to its shareholders in connection with the offer and/or issuance of Coeur Shares in connection with the exercise of the Warrants and exchange of the Exchangeable Shares. Investors who may receive Warrants or Exchangeable Shares in the Transaction are urged to read Coeur’s registration statement on Form S-4, if and when filed, including the prospectus, and all other relevant documents that may be filed with the SEC as and if they become available because they will contain important information about the issuance of Coeur Shares upon the exercise of any Warrants and exchange of any Exchangeable Shares. All documents, if and when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Coeur’s Investor Relations department at Coeur d’Alene Mines Corporation; Investor Relations; (208) 665-0345; wyang@coeur.com. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Non-U.S. GAAP Measures – We supplement the reporting of our financial information determined under United States generally accepted accounting principles (U.S. GAAP) with certain non-U.S. GAAP financial measures, including cash operating costs, operating cash flow, adjusted earnings, and Adjusted EBITDA. We believe that these adjusted measures provide meaningful information to assist management, investors and analysts in understanding our financial results and assessing our prospects for future performance. We believe these adjusted financial measures are important indicators of our recurring operations because they exclude items that may not be indicative of, or are unrelated to our core operating results, and provide a better baseline for analyzing trends in our underlying businesses. We believe operating cash flow, adjusted earnings, and Adjusted EBITDA are important measures in assessing the Company’s overall financial performance.

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Transaction Highlights

Orko’s key asset, the La Preciosa project, is one of the largest undeveloped silver deposits in the world

Attractive Long-life mine potential with compelling economics assuming open pit mine plan

Large-scale development opportunity with significant exploration upside

Mining friendly jurisdiction with well-developed local infrastructure

Further diversifies Coeur’s portfolio by jurisdiction and across a larger platform of assets

Strategic Proven ability to develop large-scale, world class projects similar to La Preciosa

Once developed, La Preciosa is expected to deliver significant growth to all Coeur shareholders

Accretive on an NAV and mineral resource1 per share basis

Acquisition represents just 18% of Coeur’s market cap

Disciplined Coeur’s cash flow and strong liquidity position available to support La Preciosa’s development

Consistent with Coeur’s stated M&A strategy

Solidifies Coeur’s position as a leading growth-oriented silver producer

1. Does not include inferred resources.

COEUR
COEUR D'ALENE MINES CORPORATION

Transaction Summary

Offer	▪ C$2.70 per share based on the closing price of Coeur's shares on February 12, 2013 ▪ 0.0815 Coeur shares and C$0.70 cash per Orko share (total cash component of C$100 million; cash / stock mix will be at the election of Orko shareholders, subject to pro-ration) ▪ In addition, Orko shareholders will receive 0.01118 warrants for each Orko share. Each full warrant is exchangeable for four years at a strike price of US$30 per common share of Coeur ▪ Represents a 25% premium to the implied value of Orko shares under the First Majestic transaction as of February 12, 2013, and 71% to the unaffected Orko share price on December 14, 2012
Structure	▪ Implies ~C$384 million in transaction value, including the value of warrants ▪ 74% stock / 26% cash consideration mix including warrants ▪ Utilizes C$100 million of Coeur existing cash and ~11.6 million new Coeur shares ▪ 89% CDE / 11% Orko pro forma ownership (not including warrants)
Coeur pro forma	▪ 789 million oz of Ag eq reserves and M&I resources; 294 million oz of Ag eq inferred resources[1] ▪ Potential for 27 million oz of combined annual pro forma silver production[2]
Process and timing	▪ 5 business days for First Majestic to match from February 13, 2013 ▪ Proposed agreement subject to customary closing conditions and Orko shareholders' vote ▪ No Coeur shareholder vote required ▪ Closing expected in 2Q 2013

Orko Board has unanimously concluded Coeur's offer constitutes a Superior Proposal

1. See slide 7 and Appendix slides for tonnes, grade and effective date for La Preciosa mineral resources and Coeur's mineral reserves and resources. Silver equivalents use gold and silver prices of $1,651 and $31.11 per ounce respectively; 2. For production estimates, refer to page 10.

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5

COEUR
COEUR D'ALENE MINES CORPORATION

Benefits of the Transaction

Coeur Shareholders	Orko Shareholders
✓ Adds significant new production and future cash flow to Coeur's existing profile	✓ Superior proposal to the First Majestic stock offer
✓ Enhances portfolio diversity over a larger number of assets	✓ Attractive consideration mix, with C$100 million cash component providing immediate value realization and upside participation through shares and warrants
✓ Improved geopolitical risk profile	✓ Opportunity to participate in the upside of La Preciosa with potential large-scale open pit mine plan
✓ Accretive to NAV and total mineral resources per share[1]	✓ Highly liquid Coeur shares trading at an attractive valuation, demonstrated by buyback program and analysts' price targets
✓ Extensive drilling has identified large resource with expansion potential	✓ Gain exposure to a diverse set of open pit and underground operations located in five different countries
✓ Supplements development profile and allows Coeur to deliver growth to all shareholders	✓ Attractive silver / gold profile of ~75% / ~25% pro forma for this transaction
✓ Once on-line, La Preciosa would represent Coeur's third global top-ten silver mine as ranked by production	
✓ Long mine life and significant cash flow contribution are expected to support other forms of returning of capital to shareholders	

Coeur has the technical experience and the financial resources to successfully develop La Preciosa

1. Does not include inferred resources.

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6

COEUR
COEUR D'ALENE MINES CORPORATION

Overview of La Preciosa[1]

- Located in the Durango State of Mexico, 47 km northeast of the city of Durango and 45 minutes from an international airport
- Together with adjacent mineral concessions, project covers ~32,400 hectares of contiguous mining claims
- October 25, 2012: silver resource estimate of 99 million oz indicated and 140 million oz inferred (42% indicated & 58% inferred)
    - +99% of Indicated mineral resources within an open pit configuration[1]
    - ~91% of the potential resource value is silver (based upon $31.11 / Ag ounce Ag and $1,651 / Au ounce)
- Coeur envisions developing La Preciosa as a large-scale, open pit operation to maximize value
- Significant infrastructure in place
    - Access by paved highway
    - 8 km to national power grid
    - 8 km to rail lines


Guanacevi
Inde
Pitarrilla
SILVER
Gomez Palacio/Torreon
Durango
MEXICO
Platosa
Coneto
Velardeña
Sierra de Ramirez
La Cienaga
El Cairo
Avino
Penasquito
San Sebastian
La Preciosa Project
Durango
La Parilla
San Martin
TREND
Colorada
Fresnillo
Zacatecas
Legend
Orko Project
Historic/producing mines or Ag deposits

	Tonnes (million)	Ag Grade (g/t)	Contained Metal Ag (million oz)	Contained Metal Au (million oz)
M&I Resources				
Open-Pit	29.6	104	99.0	0.2
Underground	0.1	99	0.3	0.0
Total M&I	**29.7**	**104**	**99.3**	**0.2**
Inferred Resources				
Open-Pit	47.7	86	131.9	0.2
Underground	1.9	124	7.6	0.0
Total Inferred	**49.6**	**87**	**139.5**	**0.3**

1. Based on information derived from the technical report entitled, "La Preciosa Silver Deposit, Updated Mineral Resource Estimate Statement, Durango, Mexico", prepared by Mining Plus, dated November 5, 2012 as filed on SEDAR.

Located in the heart of Mexico's prolific Sierra Madre Mining Belt, which hosts large silver deposits such as Fresnillo

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7

Mexico is a Mining-Friendly Jurisdiction

2012 ranking of countries for mining investment

Rank Total points

1 Australia 57

2 Canada 52

3 Chile 51

4 Brazil 45

5 Mexico 43

6 United States 41

7 Colombia 39

8 Botswana 37

9 Peru 36

10 Ghana 36

11 Namibia 33

12 Mongolia 32

13 Tanzania 32

14 Argentina 30

15 India 29

16 Philippines 29

17 China 28

18 Indonesia 27

19 Zambia 26

20 South Africa 25

21 Kazakhstan 22

22 Papua New Guinea 22

23 D.R. Congo 19

24 Bolivia 17

25 Russia 16

Source: Behre Dolbear’s – 2012 ranking of countries for mining investment. Note: For simplicity, rankings shown do not reflect ties.

Mexico rankings by category

Mexico rank

Economic system Tie 5

Political system Tie 6 Social issues Tie 13 Permitting delays Tie 2 Corruption 5 Currency stability Tie 7 Tax regime Tie 1

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La Preciosa Expected to Become One of the World’s

Leading Silver Mines

Production Benchmarking

La Preciosa future production potential of ~7-9 million oz1

Rank Mine/Country Operating Company Production (million of ozs)

1 Cannington, Australia BHP Billiton 32.2

2 Fresnillo, Mexico Fresnillo plc 30.3

3 Dukat, Russia JSC Polymetal 13.6

4 Uchucchacua, Peru Compania de Minas Buenaventura 10.1

5 Palmarejo, Mexico Coeur 9.0

6 Palancata, Peru Hochschild Mining/International Minerals 8.8

7 Gumuskoy, Turkey Eti Gumus, A.S. 8.4

8 San Bartolomé, Bolivia Coeur 7.5

9 Pirquitas, Argentina Silver Standard 7.1

10 Greens Creek, U.S. Hecla Mining 6.5

11 Arcata, Peru Hochschild Mining 6.1

12 Saucito, Mexico Fresnillo plc 5.9

13 San Jose, Argentina Hochschild Mining/McEwen Mining 5.9

14 Imiter, Morocco Societe Metallurgique d’Imiter 5.5

15 Alamo Dorado, Mexico Pan American Silver Corp. 5.3

Source: The Silver Institute, 2011.

1. For production estimates, refer to page 10.

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COEUR
COEUR D'ALENE MINES CORPORATION

Opportunity to Develop La Preciosa as a Large-Scale, Open Pit Mine

2011 PEA[1] Highlights	Re-Engineering La Preciosa Project

2011 PEA[1] Highlights

- Outlines an open pit/underground operation
  - Mine life of 12 years
  - Annual production of 6.8 million oz of Ag and 12,000 oz of Au
  - Capital costs of $270 million
  - 5,000 tpd operation
  - Cash costs of $11.84/oz Ag
  - Base case IRR of >20%

Re-Engineering La Preciosa Project

- Significant diligence conducted and re-engineering under way
- Coeur believes developing La Preciosa as a large-tonnage, open pit operation will maximize value
  - ~7-9 million oz of annual silver production[2]
  - +15 year initial mine life
  - Reduced mining risk
  - Enhance overall project economics
- Coeur believes shallow dipping vein, rock mechanics, and grade issues make underground mining challenging
- AMEC commenced work on a new PEA

Coeur believes developing La Preciosa as an open pit adds significant long-term value

1. The PEA, June 30, 2011, ("2011 PEA") is preliminary in nature, includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that the preliminary economic assessment will be realized.
2. 7-9 million ounces contributed by La Preciosa using assumptions and parameters contained in 2011 PEA and assumption of open-pit mining with higher throughput.

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10

A Premier Americas Focused Silver Mining Company…

Operating NAV contribution by mine and jurisdiction ($bn) – Increased Focus on Mining-Friendly Jurisdictions

Palmarejo San Bartolomé Kensington Rochester Endeavor La Preciosa

Coeur Orko Pro forma

1% 100%

13% 19%

1% 34%

16%

41% 11%

13%

28% 23%

Operating NAV = ~$1.8bn Operating NAV = ~$0.4bn Operating NAV = ~$2.2bn

Mexico United States Bolivia Australia

Coeur Orko Pro forma

1% 100% 1%

28% 23%

41%

52%

24%

29%

Operating NAV = ~$1.8bn Operating NAV = ~$0.4bn Operating NAV = ~$2.2bn

Source: Select equity research.

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…With Increased Growth Potential

2012 Silver Production – Orko Provides Significant Growth Potential

Million ounces

45

40 ~7-9 million1

35

30 Pro forma for

~25-27 La Preciosa

25

20 18

15

10

5

0

Fresnillo Coeur Pan American Silver Coeur Hochschild Silver First Majestic Hecla Silvercorp Endeavour Fortuna

pro forma Wheaton Standard

Source: Equity research, Public disclosure, Company projections.

1. For production estimates, refer to page 10.

Note: Company information where available and equity research.

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Expanding Portfolio of Assets, with a Track Record of Developing, Starting-Up, and Operating Large-Scale Projects

COEUR
COEUR D'ALENE MINES CORPORATION

Overview of Coeur d'Alene assets


2010
Kensington Mine, Alaska
2012: 82,125 oz Au
2013E: 108,000 - 114,000 oz Au
2011
Rochester Mine, Nevada
2012: 2.8 million oz Ag; 38,071 oz Au
2013E: 4.5 - 4.9 million oz Ag; 44,000 - 46,000 oz Au
2009
Palmarejo Mine, Mexico
2012: 8.2 million oz Ag; 106,038 oz Au
2013E: 7.7 - 8.3 million oz Ag; 98,000 – 105,000 oz Au
La Preciosa, Mexico
Indicated resources:
Ag : 99 million oz
Au: 0.2 million oz
Inferred resources:
Ag: 140 million oz
Au: 0.3 million oz
2008
San Bartolomé Mine, Bolivia
2012: 5.9 million oz Ag
2013E: 5.3 - 5.7 million oz Ag
Endeavor Mine, Australia
2012: 0.7 million oz Ag
2013E: 0.5 – 0.6 million oz Ag
Joaquin Silver-Gold Project[1]
Argentina
Operation
Investment
Feasibility stage project
XX Start up/re-start year

Total[1,2]	Silver Ounces (000s)	Gold Ounces (000s)
Proven & Probable Reserves	216,317	2,276
Measured & Indicated Resources	351,587	1,890
Inferred Resources	231,021	1,183

Note: R&R figures pro forma for La Preciosa.

Improved portfolio

- **Coeur has recent experience with similar sized projects that are relevant to La Preciosa**
  - San Bartolomé: 2008 start up; $238 million capital cost
  - Palmarejo: 2009 start up; $353 million capital cost
  - Kensington: 2010 start up; $435 million capital cost
  - Rochester: 2011 re-start; $27 million capital cost

La Preciosa provides Coeur with an enhanced growth profile, reduced geopolitical risk, and greater diversity in mining-friendly Mexico

1. Mineral reserves and resources effective December 31, 2011 except Endeavor effective June 30, 2011 and Joaquin effective September 21, 2012. Joaquin's Mineral Resources reflect Coeur's 100% ownership of the project after acquiring the remaining 49% in December 2012. See slides in the Appendix for tonnes and grade pertaining to reserves and resources; 2. Includes La Preciosa

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13

Transaction Highlights

Orko’s key asset, the La Preciosa project, is one of the largest undeveloped silver deposits in the world

Attractive Long-life mine potential with compelling economics assuming open pit mine plan

Large-scale development opportunity with significant exploration upside

Mining friendly jurisdiction with well-developed local infrastructure

Further diversifies Coeur’s portfolio by jurisdiction and across a larger platform of assets

Strategic Proven ability to develop large-scale, world class projects similar to La Preciosa

Once developed, La Preciosa is expected to deliver significant growth to all Coeur shareholders

Accretive on an NAV and mineral resource1 per share basis

Acquisition represents just 18% of Coeur’s market cap

Disciplined Coeur’s cash flow and strong liquidity position available to support La Preciosa’s development

Consistent with Coeur’s stated M&A strategy

Solidifies Coeur’s position as a leading growth-oriented silver producer

1. Based on La Preciosa indicated mineral resources only.

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Appendix

Substantial and Sustainable Annual Production Base (Not Including La Preciosa)

2012 Silver Production by Mine (millions of ounces) 2012 Gold Production by Mine (millions of ounces)

0.3 0.7

Palmarejo

Palmarejo

2.8 82,125 Rochester

8.2 San Bartolomé 106,038

Rochester Martha

Martha Kensington

5.9 257 38,071

Endeavor

Silver Production Gold Production

250,000-

19.1 18.0-19.5 265,000

18.0 220,382 226,491

ounces 12.0 16.9 16.8 157,062

of ounces

millions 72,112

46,115

2008 2009 2010 2011 2012 2013E 2008 2009 2010 2011 2012 2013E

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COEUR
COEUR D'ALENE MINES CORPORATION

Palmarejo – Solid Silver and Gold Producer and Major Cash Flow Generator

Quarterly Production & Cash Operating Costs[1]


Gold
Silver (millions)
Cash Op Costs per Silver Ounce[1]
34,108
2.7
31,081
2.5
31,258
2.4
23,702
1.8
19,998
1.6
($2.13)
($2.27)
($0.85)
$3.75
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12



- World's 5th largest primary silver mine. Silver-gold operation located in northern Mexico
- Expect to commence initial underground production from Guadalupe satellite operation in 2013
- Proven and probable reserves of 56.8 million silver oz and 688,000 gold oz[2]
- M&I resources of 17.0 million silver oz and 205,000 gold oz and inferred resources of 27.9 million silver oz and 612,000 gold oz[2]
- First nine months 2012 metal sales of $362.7 million
- First nine months 2012 operating cash flow[1] of $199.9 million
- 2013E: 7.7 - 8.3 million silver oz and 98,000 – 105,000 gold oz

1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2011. See technical report entitled "Palmarejo Project, SW Chihuahua State, Mexico, Technical Report", dated January 1, 2012 as filed on SEDAR. Estimated year-end 2012 reserves and resources are expected to be issued later this week.

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17

San Bartolomé – Long-Lived Silver Producer

Quarterly Production & Cash Operating Costs¹

Silver (millions) Cash Op Costs per Silver Ounce¹

$12.13

$10.21 $11.05

$9.18

2.0

1.6 1.5 1.5 1.3

4Q’11 1Q’12 2Q’12 3Q’12 4Q’12

World’s 8th largest primary silver mine

100% silver operation in Bolivia

Proven and probable reserves of 118.1 million silver oz²

M&I resources of 55.0 million silver oz and inferred resources of 3.6 million silver oz²

First nine months 2012 metal sales of $141.0 million

First nine months 2012 operating cash flową of $56.8 million

2013E: 5.3 – 5.7 million silver oz

1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.

2. At Dec. 31, 2011. See technical report entitled “San Bartolomé, Potosi, Bolivia, Technical Report”, dated January 1, 2012 as filed on SEDAR. Estimated year-end 2012 reserves and resources are expected to be issued later this week.

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Rochester – Production Continues to Rise

Quarterly Production & Cash Operating Costs¹

Gold Silver (000s)

$37.99 Cash Op Costs per Silver Ounce¹

819 12,060 828

10,120 713 10,599

$23.35

441

373 5,292

$9.83 $9.58

1,993

4Q’11 1Q’12 2Q’12 3Q’12 4Q’12

Silver-gold operation located in Nevada

In operation since 1986

Proven and probable reserves of 29.6 million silver oz and 247,000 gold oz²

M&I resources of 112.4 million silver oz and 867,000 gold oz and inferred resources of 23.6 million silver oz and 122,000 gold oz²

First nine months 2012 metal sales of $89.2 million

First nine months 2012 operating cash flową of $32.0 million

2013E production of 4.5 – 4.9 million silver oz and 44,000 – 46,000 gold oz

High return investment opportunity with planned expansion of leach pad capacity

1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.

2. At Dec. 31, 2011. See technical report entitled “Rochester, Nevada, USA, Technical Report”, dated January 1, 2011 as filed on SEDAR. Estimated year-end 2012 reserves and resources are expected to be issued later this week.

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Kensington – Record Quarterly Production in 4Q 2012

Quarterly Production & Cash Operating Costs[1]



Gold
Cash Op Costs per Silver Ounce[1]
$1,807
$2,709
$1,348
$1,298
13,047
7,444
21,572
24,391
28,717
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12



- 100% gold operation located in southeast Alaska
- Proven and probable reserves of 1.3 million gold oz[2]
- M&I resources of 0.6 million gold oz and inferred resources of 0.2 million gold oz[2]
- First nine months 2012 metal sales of $68.0 million
- First nine months 2012 operating cash flow[1] of $0.1 million; resumed full production rate in April 2012
- 2013E: 108,000 – 114,000 gold oz

1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2011. See technical report entitled "Kensington Gold Mine, Southeast Alaska, USA", dated January 1, 2010 as filed on SEDAR. Estimated year-end 2012 reserves and resources are expected to be issued later this week.

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20

Pipeline Growth: Joaquin Silver-Gold Project

Advancing significant silver asset

Potential significant silver producer

Consolidated ownership by acquiring remaining 49% interest in Joaquin in December 2012

Potential to add significant silver production and cash flow with further exploration upside

Project fits Company’s stated financial and operating criteria

Measured and Indicated resources of 38.4 million silver ounces¹ and Inferred resources of 31.3 million silver ounces

Mineral resources being updated to include all drilling data subsequent to September 2012 Technical Report

Accelerating feasibility work

Positive results from initial metallurgical tests

Subsequent development decision will be based on economics and assessment of political and business environment in Argentina

Exploration upside

Doubled silver Measured and Indicated resources in September 2012¹

Continuing exploration drilling to expand and upgrade resources

The La Negra and La Morocha deposits account for less than 5% of the total 28,400 ha land package, double the size of Palmarejo

1. At Sept. 21, 2012. Please see technical report entitled “Joaquin Project, Santa Cruz, Argentina Technical Report” dated September 21, 2012. Estimated year-end 2012 reserves and resources are expected to be issued later this week.

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Non-GAAP to U.S. GAAP Reconciliation

Adjusted EBITDA1

Adjusted EBITDA Reconciliation (in thousands of

US$) LTM 3Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011

Net income $22,491 $(15,821) $22,973 $3,975 $11,364

Income tax provision 109,163 17,475 23,862 15,436 52,390

Interest expense, net of capitalized interest 29,800 7,351 7,557 6,670 8,222

Interest and other income(9,753)(12,664) 3,221(5,007) 4,697

Fair value adjustments, net 25,687 37,648(16,039) 23,113(19,035)

Loss on debt extinguishments 3,886 – – – 3,886

Depreciation and depletion 224,626 52,844 61,024 52,592 58,166

Adjusted EBITDA $405,900 $86,833 $102,598 $96,779 $119,690

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

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Non-GAAP to U.S. GAAP Reconciliation (Cont’d)

Operating Cash Flow – Consolidated1

Operating Cash Flow Reconciliation

(in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011

Cash provided by operating activities $79,735 $113,203 $17,002 $87,412 $181,911

Changes in operating assets and liabilities

Receivables and other current assets 5,648(10,319) 2,956(8,904) 10,513

Prepaid expenses and other 2,481 2,857(4,774) 8,839 8,697

Inventories 13,762(3,097) 24,722 17,574(23,234)

Accounts payable and accrued liabilities(24,342)(14,276) 53,929(7,452)(26,930)

Operating cash flow $77,284 $88,368 $93,835 $97,469 $150,957

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)

Operating Cash Flow – Palmarejo1

Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011

Cash provided by operating activities $58.2 $90.5 $65.3 $70.9 $104.7

Changes in operating assets and liabilities

Receivables and other current assets(4.1)(12.5) 5.4 5.7(0.8)

Prepaid expenses and other(0.8) 0.5(1.9)(3.2) 3.4

Inventories 2.5(11.5) 4.6 9.9(16.2)

Accounts payable and accrued liabilities(0.9)(3.4) 8.0(5.9) 0.1

Operating cash flow $54.9 $63.6 $81.4 $77.4 $91.2

Operating Cash Flow – San Bartolomé1

Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011

Cash provided by operating activities $19.8 $31.0 $(27.4) $22.3 $78.1

Changes in operating assets and liabilities

Receivables and other current assets 7.1(0.7) 2.2 0.2 5.0

Prepaid expenses and other 0.8 4.4(2.8) 4.6 0.2

Inventories 5.0(3.4) 4.7 2.9(7.2)

Accounts payable and accrued liabilities(21.5)(6.5) 44.1(1.3)(26.5)

Operating cash flow $11.2 $24.8 $20.8 $28.7 $49.6

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)

Operating Cash Flow – Kensington1

Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011

Cash provided by operating activities $5.0 $(12.5) $1.1 $9.3 $8.6

Changes in operating assets and liabilities

Receivables and other current assets 2.3 4.6(10.3)(5.1) 5.0

Prepaid expenses and other 0.5(0.5)(1.0) 0.5 1.3

Inventories 1.8 9.9 3.3(10.1)(1.3)

Accounts payable and accrued liabilities(2.3)(0.9)(0.9) 1.3 0.9

Operating cash flow $7.3 $0.6 $(7.8) $(4.1) $14.5

Operating Cash Flow – Rochester1

Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011

Cash provided by operating activities $7.3 $10.1 $(7.1) $(11.4) $0.9

Changes in operating assets and liabilities

Receivables and other current assets 0.6(0.1) 0.3(0.2) 0.2

Prepaid expenses and other 0.2(1.0) 1.4 0.7 0.7

Inventories 6.5 3.9 11.2 14.2 5.9

Accounts payable and accrued liabilities(1.6)(1.1) 1.4 0.1(5.0)

Operating cash flow $13.0 $11.8 $7.2 $3.4 $2.7

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Three months ended September 30,2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$6,878	$18,504	$31,660	$7,853	$4,461	$2,241	$71,597
Royalties	–	1,879	–	1,441	100	–	3,420
Production taxes	–	–	–	–	–	–	–
Total cash costs (Non-US GAAP)	**$6,878**	**$20,383**	**$31,660**	**$9,294**	**$4,561**	**$2,241**	**$75,017**
Add/Subtract:							
Third party smelting costs	–	–	(3,141)	–	(541)	(605)	(4,287)
By-product credit	39,034	–	–	17,506	124	–	56,664
Other adjustments	424	720	2	85	798	–	2,029
Change in inventory	2,337	(1,166)	(1,639)	(5,871)	1,539	345	(4,455)
Depreciation, depletion and amortization	33,997	4,161	11,512	2,061	66	898	52,695
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$82,670**	**$24,098**	**$38,394**	**$23,075**	**$6,547**	**$2,879**	**$177,663**
Production of silver (in thousand ounces)	1,833,109	1,525,725	–	819,349	92,698	140,267	4,411,148
Cash operating cost per silver ounce	$3.75	$12.13	–	$9.58	$48.12	$15.97	$9.05
Cash costs per silver ounce	$3.75	$13.36	–	$11.34	$49.20	$15.97	$9.83
Production of gold (ounces)	–	–	24,391	–	–	–	24,391
Cash operating cost per gold ounce	–	–	$1,298	–	–	–	$1,298
Cash cost per gold ounce	–	–	$1,298	–	–	–	$1,298

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

26

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Three months ended June 30,2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(2,009)	$16,249	$29,083	$7,008	$5,942	$4,204	$60,477
Royalties	–	1,457	–	510	124	–	2,091
Production taxes	–	–	–	641	–	–	641
Total cash costs (Non-US GAAP)	**$(2,009)**	**$17,706**	**$29,083**	**$8,159**	**$6,066**	**$4,204**	**$63,209**
Add/Subtract:							
Third party smelting costs	–	–	(2,820)	–	(1,444)	(1,449)	(5,713)
By-product credit	50,363	–	–	16,295	157	–	66,815
Other adjustments	124	117	7	229	26	–	503
Change in inventory	14,060	4,950	(10,165)	(3,931)	2,297	(202)	7,009
Depreciation, depletion and amortization	42,741	4,070	9,719	2,060	631	1,592	60,813
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$105,279**	**$26,843**	**$25,824**	**$22,812**	**$7,733**	**$4,145**	**$192,636**
Production of silver (in thousand ounces)	2,365,484	1,470,342	–	712,706	107,895	240,168	4,896,595
Cash operating cost per silver ounce	($0.85)	$11.05	–	$9.83	$55.07	$17.50	$6.41
Cash costs per silver ounce	($0.85)	$12.04	–	$11.45	$56.21	$17.50	$6.97
Production of gold (ounces)	–	–	24,572	–	–	–	24,572
Cash operating cost per gold ounce	–	–	$1,348	–	–	–	$1,348
Cash cost per gold ounce	–	–	$1,348	–	–	–	$1,348

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

27

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Three months ended March 31,2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(5,643)	$16,253	$20,168	$10,303	$5,708	$4,127	$50,916
Royalties	–	2,036	–	609	82	–	2,727
Production taxes	–	–	–	12	–	–	12
Total cash costs (Non-US GAAP)	**$(5,643)**	**$18,289**	**$20,168**	**$10,924**	**$5,790**	**$4,127**	**$53,655**
Add/Subtract:							
Third party smelting costs	–	–	(1,083)	–	(1,975)	(788)	(3,846)
By-product credit	52,526	–	–	8,957	141	–	61,624
Other adjustments	244	(194)	7	87	57	–	201
Change in inventory	(1,268)	(4,487)	(2,001)	(10,403)	(320)	(601)	(19,080)
Depreciation, depletion and amortization	37,761	4,219	6,604	1,642	520	1,644	52,390
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$83,620**	**$17,827**	**$23,695**	**$11,207**	**$4,213**	**$4,382**	**$144,944**
Production of silver (ounces)	2,482,814	1,591,292	–	441,337	122,793	247,958	4,886,194
Cash operating cost per silver ounce	($2.27)	$10.21	–	$23.35	$46.48	$16.64	$6.29
Cash costs per silver ounce	($2.27)	$11.49	–	$24.75	$47.15	$16.64	$6.85
Production of gold (ounces)	–	–	7,444	–	–	–	7,444
Cash operating cost per gold ounce	–	–	$2,709	–	–	–	$2,709
Cash cost per gold ounce	–	–	$2,709	–	–	–	$2,709

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

28

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Three months ended December 31,2011	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(5,730)	$18,332	$24,035	$14,191	$4,386	$1,647	$56,861
Royalties	–	3,279	–	–	98	–	3,377
Production taxes	–	–	–	124	–	–	124
Total cash costs (Non-US GAAP)	**$(5,730)**	**$21,611**	**$24,234**	**$14,315**	**$4,484**	**$1,647**	**$60,362**
Add/Subtract:							
Third party smelting costs	–	–	(1,881)	–	(516	(483)	(2,880)
By-product credit	57,501	–	–	3,344	242	–	61,068
Other adjustments	233	608	–	266	97	–	1,204
Change in inventory	(5,054)	(869)	9,407	(13,722)	(296)	(112)	(10,646)
Depreciation, depletion and amortization	42,646	6,021	7,016	1,152	474	750	58,059
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$89,596**	**$27,370**	**$38,577**	**$5,356**	**$4,486**	**$1,802**	**$167,187**
Production of silver (ounces)	2,690,368	1,997,416	–	373,589	129,972	111,723	5,303,068
Cash operating cost per silver ounce	($2.13)	$9.18	–	$37.99	$33.75	$14.74	$6.19
Cash costs per silver ounce	($2.13)	$10.82	–	$38.32	$34.50	$14.74	$6.85
Production of gold (ounces)	–	–	13,299	–	–	–	13,299
Cash operating cost per gold ounce	–	–	$1,807	–	–	–	$1,807
Cash cost per gold ounce	–	–	$1,807	–	–	–	$1,807

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

29

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Three months ended September 30,2011	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(2,607)	$19,210	$25,000	$12,912	$4,660	$3,068	$62,153
Royalties	–	3,217	–	827	234	–	4,278
Production taxes	–	–	–	260	–	–	260
Total cash costs (Non-US GAAP)	**$(2,607)**	**$22,337**	**$25,000**	**$13,999**	**$4,894**	**$3,068**	**$66,691**
Add/Subtract:							
Third party smelting costs	–	–	(3,096)	–	(566)	(808)	(4,470)
By-product credit	51,185	–	–	2,433	198	–	53,816
Other adjustments	435	111	–	117	290	–	953
Change in inventory	15,099	7,637	2,443	(5,193)	3,328	949	24,263
Depreciation, depletion and amortization	41,174	6,062	9,568	556	237	914	58,511
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$105,286**	**$36,147**	**$33,915**	**$11,912**	**$8,381**	**$4,123**	**$199,764**
Production of silver (ounces)	2,250,818	2,051,426	–	351,717	118,523	137,843	4,910,327
Cash operating cost per silver ounce	($1.16)	$9.32	–	$36.71	$39.31	$22.26	$7.57
Cash costs per silver ounce	($1.16)	$10.89	–	$39.80	$41.29	$22.26	$8.49
Production of gold (ounces)	–	–	25,687	–	–	–	725,687
Cash operating cost per gold ounce	–	–	$973	–	–	–	$973
Cash cost per gold ounce	–	–	$973	–	–	–	$973

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: **CDE** | TSX: **CDM**

30

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Nine months ended September 30,2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(774)	$51,006	$80,911	$25,164	$16,110	$10,571	$182,988
Royalties	–	5,372	–	1,959	305	–	7,636
Production taxes	–	–	–	1,255	–	–	1,255
Total cash costs (Non-US GAAP)	**$(774)**	**$56,378**	**$80,911**	**$28,378**	**$16,415**	**$10,571**	**$191,879**
Add/Subtract:							
Third party smelting costs	–	–	(7,044)	–	(3,959)	(2,843)	(13,846)
By-product credit	141,923	–	–	42,758	422	–	185,103
Other adjustments	792	642	17	401	882	–	2,734
Change in inventory	15,129	(703)	(13,805)	(20,206)	3,516	(457)	(16,526)
Depreciation, depletion and amortization	114,499	12,450	27,836	5,763	1,216	4,134	165,898
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$271,569**	**$68,767**	**$87,915**	**$57,094**	**$18,492**	**$11,405**	**$515,242**
Production of silver (in thousand ounces)	6,681,407	4,587,359	–	1,973,392	323,286	628,393	14,193,197
Cash operating cost per silver ounce	($0.12)	$11.12	–	$12.75	$49.82	$16.82	$7.19
Cash costs per silver ounce	($0.12)	$12.29	–	$14.38	$50.76	$16.82	$7.82
Production of gold (ounces)	–	–	53,407	–	–	–	53,407
Cash operating cost per gold ounce	–	–	$1,515	–	–	–	$1,515
Cash cost per gold ounce	–	–	$1,515	–	–	–	$1,515

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM
31

COEUR
COEUR D'ALENE MINES CORPORATION

Non-GAAP to U.S. GAAP Reconciliation (Cont'd)

Cash Operating Costs[1]

(In thousands except ounces and per ounce costs) Nine months ended September 30,2011	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Total
Total cash operating cost (Non-US GAAP)	$(3,014)	$49,946	$72,199	$17,787	$12,981	$9,926	$159,825
Royalties	–	8,281	–	1,734	587	–	10,602
Production taxes	–	–	–	728	–	–	728
Total cash costs (Non-US GAAP)	**$(3,014)**	**$58,227**	**$72,199**	**$20,249**	**$13,568**	**$9,926**	**$171,155**
Add/Subtract:							
Third party smelting costs	–	–	(9,122)	–	(2,366)	(2,390)	(13,878)
By-product credit	139,842	–	–	6,554	706	–	147,102
Other adjustments	1,208	298	19	256	462	–	2,243
Change in inventory	1,216	(196)	7,015	(3,005)	(869)	45	4,206
Depreciation, depletion and amortization	116,584	16,387	28,823	1,655	81	2,398	165,928
Production costs applicable to sales, including depreciation, depletion and amortization (US GAAP)	**$255,836**	**$74,716**	**$98,934**	**$25,709**	**$11,582**	**$9,979**	**$476,756**
Production of silver (ounces)	6,351,120	5,503,951	–	1,018,844	399,630	501,638	13,755,183
Cash operating cost per silver ounce	($0.47)	$9.07	–	$17.46	$32.48	$19.79	$6.36
Cash costs per silver ounce	($0.47)	$10.58	–	$19.87	$33.95	$18.85	$7.18
Production of gold (ounces)	–	–	75,121	–	–	–	75,121
Cash operating cost per gold ounce	–	–	$961	–	–	–	$961
Cash cost per gold ounce	–	–	$961	–	–	–	$961

1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE | TSX: CDM

32

COEUR
COEUR D'ALENE MINES CORPORATION

Reserves and Resources

Coeur's Mineral Reserves

Year end 2011	Location	Short tons	Grade (oz/ton) Silver	Grade (oz/ton) Gold	Ounces (contained) Silver	Ounces (contained) Gold
Proven Reserves						
Rochester	Nevada, USA	31,532,400	0.59	0.006	18,680,600	178,800
Martha	Argentina	–	–	–	–	–
San Bartolomé	Bolivia	959,000	3.01	–	2,888,250	–
Kensington	Alaska, USA	1,164,100	–	0.280	–	325,920
Endeavor	Australia	2,634,500	1.39	–	3,673,870	–
Palmarejo	Mexico	4,915,900	5.32	0.067	26,090,800	329,950
Total Proven Reserves		**41,205,900**			**51,333,520**	**834,670**
Probable Reserves						
Rochester	Nevada, USA	15,747,300	0.69	0.004	10,892,300	68,200
Martha	Argentina	52,500	12.79	0.011	671,400	580
San Bartolomé	Bolivia	43,555,500	2.64	–	115,191,460	–
Kensington	Alaska, USA	4,842,300	–	0.209	–	1,014,090
Endeavor	Australia	2,998,300	2.50	–	7,500,770	–
Palmarejo	Mexico	7,581,300	4.05	0.047	30,727,260	358,170
Total Probable Reserves		**74,777,200**			**164,983,190**	**1,441,040**
Proven and Probable Reserves						
Rochester	Nevada, USA	47,279,700	0.63	0.005	29,572,900	247,000
Martha	Argentina	52,500	12.79	0.011	671,400	580
San Bartolomé	Bolivia	44,514,500	2.65	–	118,079,710	–
Kensington	Alaska, USA	6,006,400	–	0.223	–	1,340,010
Endeavor	Australia	5,632,800	1.98	–	11,174,640	–
Palmarejo	Mexico	12,497,200	4.55	0.055	56,818,060	688,120
Total Proven and Probable Reserves		**115,983,100**			**216,316,710**	**2,275,710**

Note: Estimated year-end 2012 reserves and resources are expected to be issued later this week.

NYSE: CDE | TSX: CDM

33

COEUR
COEUR D'ALENE MINES CORPORATION

Reserves and Resources (Cont'd)

Coeur's Measured and Indicated Resources (excluding reserves)

Year end 2011	Location	Short tons	Grade (oz/ton) Silver	Grade (oz/ton) Gold	Ounces (contained) Silver	Ounces (contained) Gold
Measured Resources						
Rochester	Nevada, USA	131,085,400	0.46	0.004	60,586,200	500,500
Martha	Argentina	–	–	–	–	–
San Bartolomé	Bolivia	–	–	–	–	–
Kensington	Alaska, USA	495,200	–	0.234	–	115,900
Endeavor	Australia	10,923,900	2.67	–	29,148,800	–
Palmarejo	Mexico	1,792,900	4.24	0.052	7,593,900	93,300
Joaquin (100%)[1]	Argentina	1,763,000	3.01	0.003	5,500,000	5,700
Total Measured Resources		**146,060,400**			**102,828,900**	**715,400**
Indicated Resources						
Rochester	Nevada, USA	120,387,000	0.43	0.003	51,762,400	366,300
Martha	Argentina	35,100	12.15	0.013	426,500	400
San Bartolomé	Bolivia	21,263,600	2.59	–	54,968,400	–
Kensington	Alaska, USA	2,544,200	–	0.185	–	471,400
Endeavor	Australia	123,500	0.01	–	1,800	–
Palmarejo	Mexico	3,268,700	2.88	0.034	9,398,900	111,300
Joaquin (100%)[1]	Argentina	11,684,000	2.82	0.003	33,000,000	34,000
Total Indicated Resources		**159,306,100**			**149,558,000**	**983,400**
Measured and Indicated Resources						
Rochester	Nevada, USA	251,472,400	0.45	0.003	112,348,600	866,800
Martha	Argentina	35,100	12.15	0.013	426,500	400
San Bartolomé	Bolivia	21,263,600	2.59	–	54,968,400	–
Kensington	Alaska, USA	3,039,400	–	0.193	–	587,300
Endeavor	Australia	11,047,400	2.64	–	29,150,700	–
Palmarejo	Mexico	5,061,600	3.36	0.04	16,992,800	204,500
Joaquin (100%)[1]	Argentina	13,448,000	2.85	0.003	38,400,000	40,000
Total Measured and Indicated Resources		**305,367,500**			**252,287,000**	**1,699,000**

1. Effective December 31, 2011 except Endeavor effective June 30, 2011 and Joaquin effective September 21, 2012. Joaquin's Mineral Resources reflect Coeur's 100% ownership of the project after acquiring the remaining 49% in December 2012; Note: Estimated year-end 2012 reserves and resources are expected to be issued later this week.

NYSE: CDE | TSX: CDM

34

COEUR
COEUR D'ALENE MINES CORPORATION

Reserves and Resources (Cont'd)

Coeur's Mineral Inferred Resources

Year end 2011	Location	Short tons	Grade (oz/ton) Silver	Grade (oz/ton) Gold	Ounces (contained) Silver	Ounces (contained) Gold
Inferred Resources						
Rochester	Nevada, USA	40,542,600	0.58	0.003	23,618,600	122,400
Martha	Argentina	259,400	4.32	0.005	1,121,300	1,200
San Bartolomé	Bolivia	3,384,800	1.07	–	3,617,000	–
Kensington	Alaska, USA	730,700	–	0.232	–	169,700
Endeavor	Australia	3,527,400	1.09	–	3,835,600	–
Palmarejo	Mexico	11,653,000	2.56	0.047	27,928,200	611,700
Joaquin (100%)[1]	Argentina	8,708,000	3.61	0.002	31,300,000	19,400
Total Inferred Resources		**68,805,900**			**91,420,700**	**924,400**

Notes to the above Mineral Reserves and Resources.

1. Effective December 31, 2011 except Endeavor effective June 30, 2011 and Joaquin effective September 21, 2012. Joaquin's Mineral Resources reflect Coeur's 100% ownership of the project after acquiring the remaining 49% in December 2012.
2. Metal prices used for Mineral Reserves were $23 per ounce of silver and $1,220 per ounce of gold, except Endeavor at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $25 per ounce of silver, and Martha at $1,250 per ounce of gold and $24 per ounce of silver.
3. Metal prices used for Mineral Resources were $30 per ounce of silver and $1,500 per ounce of gold except Endeavor at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $25 per ounce of silver, Martha at $1,250 per ounce of gold and $24 per ounce of silver.
4. Mineral Resources are in addition to Mineral Reserves and have not demonstrated economic viability.
5. Palmarejo Mineral Reserves and Resources are the addition of Palmarejo, Guadalupe and La Patria.
6. Current Mineral Resources were inclusive of disputed and undisputed claims at Rochester. While the Company believes it holds a superior position in the ongoing claim dispute, the Company believes an adverse legal outcome would cause it to modify Mineral Resources.
7. Rounding of short tons and troy ounces, as required by reporting guidelines may result in apparent differences between tons, grade and contained metal content.
8. For details on the estimation of Mineral Resources and Reserves for each property, please refer to the Technical Report on file at www.sedar.com.

Note: Estimated year-end 2012 reserves and resources are expected to be issued later this week.

NYSE: CDE | TSX: CDM
35

COEUR
COEUR D'ALENE MINES CORPORATION

Reserves and Resources (Cont'd)

La Preciosa Mineral Resources

Category	Cutoff g/t Ag	Tonnes	Ag Grade (g/t)	Silver Ounces	Au Grade (gt)	Gold Ounces
Open Pit						
Indicated	25	29,600,000	104	99,000,000	0.20	190,400
Inferred	25	47,700,000	86	132,000,000	0.16	245,400
Underground						
Indicated	60	50,000	99	200,000	0.16	280
Inferred	60	1,960,000	124	7,600,000	0.21	13,200

Note: Mineral Resources are not Mineral Reserves and do not have demonstrated economic viability; Open pit resources stated as contained within a potentially economically minable pit shell; Strip Ratio of 13:1; Pit optimization is based on assumed silver and gold prices of US$25.90/oz, US$1,465/oz, respectively, mill recoveries of 88%, 78% respectively, mining costs of US$1.45/t, and a processing costs of US$17.25/t and G&A cost of US$4.35/t; Break-even cut-off grades used were 25 g/t Ag for open pit mill material and 60 g/t Ag for underground material; Silver equivalency is based on unit values calculated from the above metal prices, and assumes 100% recovery of all metals; Mineral resource tonnage and contained metal have been rounded to reflect the accuracy of the estimate, and numbers may not add due to rounding; George Cavey, P.Geo., is the Qualified Person responsible for the preparation of the scientific and technical information related to La Preciosa that is included in this presentation.

NYSE: **CDE** | TSX: **CDM**

36

Contact Information

Head Office: Coeur d’Alene Mines Corporation

505 Front Avenue

Coeur d’Alene, Idaho 83816-0316

Main Tel:(208) 667-3511

Tickers: CDE: NYSE; CDM: TSX

Website: www.coeur.com

Mitch Krebs

President and Chief Executive Officer

Wendy Yang Mike Harrison

Vice President, Investor Relations Vice President, Business Development

(208) 665-0345(208) 651-6428

wyang@coeur.com mharrison@coeur.com

NYSE: CDE | TSX: CDM